FINANCE COSTS—NET (Tables)	6 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
Schedule of Finance Costs—Net

(in millions of Euros)	Three months ended June 30, 2020	Three months ended June 30, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Interest expense on borrowings (A)	(30)	(30)	(61)	(62)
Expenses on factoring arrangements	(3)	(5)	(6)	(10)
Interest expense on leases	(2)	(4)	(5)	(7)
Realized and unrealized (losses) / gains on debt derivatives at fair value (B)	(7)	(4)	1	5
Realized and unrealized exchange gains / (losses) on financing activities - net (B)	8	6	(3)	—
Interest cost on pension and other benefits	(3)	(4)	(6)	(8)
Other finance expenses	(6)	(2)	(8)	(8)
Capitalized borrowing costs (C)	1	—	1	1
Finance expenses	(42)	(43)	(87)	(89)
Finance costs - net	(42)	(43)	(87)	(89)

(A)
For the six months ended June 30, 2020, the Group incurred mainly (i) €57 million of interest related to Constellium SE Senior Notes and (ii) €3 million of interest expense and fees related to the Muscle Shoals, Bowling Green and Ravenswood ABL Facility (“Pan-U.S. ABL”). For the six months ended June 30, 2019, the Group incurred mainly (i) €58 million of interest related to Constellium SE Senior Notes and (ii) €3 million of interest expense and fees related to the Pan-U.S. ABL.

(B)
The Group hedges the dollar exposure relating to the principal of its Constellium SE U.S. Dollar Senior Notes, for the portion that has not been used to finance directly or indirectly U.S. Dollar functional currency entities. Changes in the fair value of these hedging derivatives are recognized within Finance costs – net in the Unaudited Interim Consolidated Income Statement and largely offset the unrealized results related to Constellium SE U.S. Dollar Senior Notes revaluation.

(C)	Borrowing costs directly attributable to the construction of assets are capitalized. The capitalization rate was 6% for the six months ended June 30, 2020 and 2019.